EXHIBIT 10.40

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE LAW, AND NO INTEREST IN SAID SECURITIES MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF SAID SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

STOCK PURCHASE WARRANT

to Purchase up to

1,000,000 Shares of Common Stock

of

AVIVA PETROLEUM INC.

Void after December 12, 2004

This is to certify that, for value received and subject to the terms and conditions set forth below, the Warrantholder (hereinafter defined) is entitled to purchase, and the Company promises and agrees to sell and issue to the Warrantholder, at any time on or after the date of this Warrant and on or before December 12, 2004 up to 1,000,000 Shares (hereinafter defined) at the Exercise Price (hereinafter defined).

This Stock Purchase Warrant is issued subject to the following terms and conditions.

1.    Definitions of Certain Terms.    Except as may be otherwise clearly required by the context, the following terms have the following meanings:

(a) “Common Stock” means the common stock, without par value, of the Company.

(b) “Company” means Aviva Petroleum Inc., a Texas corporation, and any successor thereto.

(c) “Exercise Price” means the price at which the Warrantholder may purchase one Share (or Securities obtainable in lieu of one Share) upon exercise of Warrants as determined from time to time pursuant to the provisions hereof. The initial Exercise Price is $0.07 per Share.

(d) “Expiration Time” means 5 p.m. central standard time on December 12, 2004.

(e) “Securities” means the securities obtained or obtainable upon exercise of the Warrant or securities obtained or obtainable upon exercise, exchange, or conversion of such securities.

(f) “Share” shall mean one share of Common Stock for which the Warrant is initially exercisable.

(g) “Warrant Certificate” means a certificate evidencing the Warrant.

(h) “Warrantholder” means a record holder of the Warrant or Securities. The initial Warrantholder is Ronald Suttill.

(i) “Warrant” means the warrant evidenced by this Warrant Certificate or any certificate obtained upon transfer or partial exercise of the Warrant evidenced by any such Warrant Certificate.

2.    Exercise of Warrant.    All or any part of the Warrant may be exercised commencing on the date of this Warrant and ending at the Expiration Time by surrendering this Warrant Certificate, together with appropriate instructions, duly executed by the Warrantholder or by his duly authorized attorney, at the office of the Company, 8235 Douglas Avenue, Suite 400, Dallas, Texas 75225, or at such other office or agency as the Company may designate. Upon receipt of notice of exercise, the Company shall immediately prepare, or instruct its transfer agent to prepare, certificates for the Securities to be received by the Warrantholder upon completion of the Warrant exercise. When such certificates are prepared, the Company shall notify the Warrantholder and deliver such certificates to the Warrantholder or in accordance with the Warrantholder’s instructions immediately upon payment in full by the Warrantholder, in lawful money of the United States, of the Exercise Price payable with respect to the Securities being purchased.

If fewer than all the Securities purchasable under the Warrant are purchased, the Company will, upon such partial exercise, execute and deliver to the Warrantholder a new Warrant Certificate (dated the date hereof), in form and tenor similar to this Warrant Certificate, evidencing that portion of the Warrant not exercised. The Securities to be obtained on exercise of the Warrant will be deemed to have been issued, and any person exercising the Warrants will be deemed to have become a holder of record of those Securities, as of the date of the payment of the Exercise Price.

3.    Adjustments in Certain Events.    The number, class, and price of Securities for which this Warrant Certificate may be exercised are subject to adjustment from time to time upon the happening of certain events as follows:

(a)  If the outstanding shares of the Company’s Common Stock are divided into a greater number of shares or a dividend in stock is paid on the Common Stock, the number of shares of Common Stock for which the Warrant is then exercisable will be proportionately increased and the Exercise Price will be proportionately reduced; and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the number of shares of Common Stock for which the Warrant is then exercisable will be proportionately reduced and the Exercise Price will be proportionately increased. The increases and reductions provided for in this subsection (a) will be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of the Warrants nor the price payable for such percentage upon such exercise will be affected by any event described in this subsection (a).

(b)  In case of (i) any reclassification or change of outstanding shares of Common Stock or other capital stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), (ii) any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of subdivision or combination)) or (iii) any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such other successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Warrantholder shall have the right thereafter to receive on exercise of such Warrant the kind and amount of securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. The provisions of this subsection (b) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales and conveyances.

(c)  Irrespective of any adjustments or changes in the Exercise Price or the Securities purchasable upon exercise of this Warrant pursuant to this Section 3, the Warrant Certificate, whether or not thereafter reissued, may continue to express the Exercise Price per share and the number of shares of Common Stock purchasable thereunder as the Exercise Price per share and the number of shares of Common Stock purchasable thereunder were expressed in the Warrant Certificate when the same was originally issued.

(d)  No fractional shares of Common Stock or other Securities will be issued in connection with the exercise of the Warrant, but the Company will pay, in lieu of fractional shares, a cash payment therefor on the basis of the fair market value of the Shares or other Securities as determined in good faith by the Board of Directors of the Company.

4.    Reservation of Shares.    The Company agrees that the number of shares of Common Stock or other Securities sufficient to provide for the exercise of the Warrant upon the basis set forth above will at all times during the term of the Warrant be reserved for exercise.

5.    Validity of Securities.    All Securities delivered upon the exercise of the Warrant will be duly and validly issued in accordance with their terms and, in the case of Common Stock, will be fully paid and nonassessable. The Company will pay all documentary and transfer taxes, if any, in respect of the original issuance thereof upon exercise of the Warrant.

6.    No Rights as a Shareholder.    The Warrantholder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Warrantholder as such are limited to those expressed in the Warrant Certificate and are not enforceable against the Company except to the extent set forth herein. Furthermore, the Warrantholder, by acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant. In addition, the Warrantholder, by accepting this Warrant, agrees that the Company and the transfer agent may deem and treat the person in whose name this Warrant is registered as the absolute, true and lawful owner for all purposes whatsoever, and neither the Company nor its transfer agent, if any, shall be affected by any notice to the contrary.

7.    Notice.    Any notices required or permitted to be given hereunder will be in writing and may be served personally or by mail; and if served will be addressed as follows:

If to the Company:	Aviva Petroleum Inc.
8235 Douglas Avenue
Suite 400
Dallas, Texas 75225
Attention: Chief Financial Officer

If to the Warrantholder:	Ronald Suttill
4146 La Place
Dallas, Texas 75220

Any notice so given by mail will be deemed effectively given 48 hours after mailing when deposited in the United States mail, registered or certified mail, return receipt requested, postage prepaid and addressed as specified above. Any party may by written notice to the other specify a different address for notice purposes.

8.    Securities Law Compliance.    By accepting this Warrant, the Warrantholder represents that the Warrantholder is acquiring the Warrant, and will acquire any shares of Common Stock or other Securities that may be acquired upon exercise of this Warrant, solely for the Warrantholder’s own account and not with a view to or for sale in connection with any distribution of the Warrant, the Common Stock, or other Securities of the Company. Unless the issuance of the Common Stock or other Securities issuable upon exercise of this Warrant shall have been registered under the Securities Act of 1933 and applicable state securities laws, as a condition of its delivery of certificates for such Securities, the Company may require the Warrantholder to deliver to the Company, in writing, representations regarding the Warrantholder’s sophistication, investment intent, acquisition for his own account and such other matters as are reasonable and customary for purchasers of securities in an unregistered private offering. The Company may place conspicuously upon each Warrant Certificate and upon each certificate representing the Securities a legend substantially in the following form, the terms of which are agreed to by the Warrantholder:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF SAID SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

9.    Applicable Law.    This Warrant Certificate will be governed by and construed in accordance with the laws of the State of Texas, without reference to conflict of laws principles thereunder.

AVIVA PETROLEUM INC., a Texas corporation

Dated: December 12, 2002	By:	/s/ James L. Busby
James L. Busby Chief Financial Officer

PURCHASE FORM

Dated:

The undersigned irrevocably elects to exercise the within Warrant to the extent of purchasing              shares of Common Stock and hereby makes payment of $             in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name	(Please type or print in block letters)

Address

Signature

IT SHALL BE A CONDITION TO THE VALIDITY OF THIS ASSIGNMENT THAT THE ASSIGNEE DELIVER TO AVIVA PETROLEUM INC. HIS OR ITS WRITTEN AGREEMENT TO ACCEPT AND BE BOUND BY ALL OF THE TERMS AND CONDITIONS OF THIS WARRANT.

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                                   hereby sells, assigns and transfers unto

Name	(Please type or print in block letters)

Address

the right to purchase Common Stock represented by this Warrant to the extent of                      shares as to which such right is exercisable, and does hereby irrevocably constitute and appoint                                          attorney to transfer the same on the books of the Company with full power of substitution in the premises.

Date

Signature